UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 13, 2006
MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12367	22-2906244
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)
2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices)      (Zip Code)
Registrant’s telephone number, including area code: (773) 961-2222
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On July 13, 2006, Midway Games Inc. (“Midway”) delivered a Notice of Adjustment of the conversion rate of its 7.125% Convertible Senior Notes due 2026 (the “Notes”) to the holders of the Notes and Wells Fargo Bank, National Association, as trustee (the “Trustee”), under the Indenture, dated as of May 30, 2006 (the “Indenture”), between the Company and the Trustee. Effective as of June 26, 2006, the Conversion Price (as defined in the Indenture) shall be $8.80. On July 14, 2006, the Company also issued a press release regarding the adjustment to the Conversion Price. Copies of the Notice of Adjustment and press release are attached to this report as Exhibits 99.1 and 99.2, respectively. Exhibits 99.1 and 99.2 are incorporated herein by reference to this Item 8.01.
     As a result of the adjustment to the Conversion Price of the Notes to $8.80, the Company expects to recognize a debt discount in the amount of $9.1 million, of which up to $1.3 million could be recognized as interest expense in 2006. This discount will be amortized and recorded as interest expense from June 26, 2006, the date of the adjustment, to the stated redemption date.
     Forward-looking Statements. This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations, estimates and projections. Words such as “will,” “expects,” “believes” and similar expressions are used to identify these forward-looking statements. The forward-looking statements in this Form 8-K include, without limitation, statements about debt discounts with respect to Midway’s Notes and potential consequences. These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events or our future financial performance that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecast in these forward-looking statements. Each forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.
Item 9.01 Financial Statements and Exhibits.
(d)   Exhibits

Exhibit No.	Description

99.1	Notice of Adjustment, dated July 13, 2006.

99.2	Press Release, dated July 14, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
July 14, 2006	By:	/s/ David F. Zucker
David F. Zucker
President and Chief Executive Officer